UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2004

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Trust Agreement, dated as of May 27, 2004, providing for, inter alia, the issuance of Mortgage Trust Certificates, Series 2004-SR1)

                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)



             DELAWARE                333-106093             75-2006294
   (State or Other Jurisdiction     (Commission          (I.R.S. Employer
         of Incorporation)          File Number)       Identification No.)


8400 Normandale Bake Blvd.
Suite 250
Minneapolis, Minnesota                                55437
(Address of Principal                                 (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000


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Item 5.  Other Events.


     On May 27, 2004, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Trust Certificates Series 2004-SR1, pursuant to the Trust Agreement, dated as of May 27, 2004, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as certificate administrator and JPMorgan Chase Bank, as Trustee.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                  (a)      Not applicable
                  (b)      Not applicable
                  (c)      Exhibits:


          10.1 Trust  Agreement,  dated as of May 27,  2004,  among  Residential
               Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as certificate administrator, and JPMorgan Chase Bank, as trustee.


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                                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         RESIDENTIAL FUNDING MORTGAGE
                                         SECURITIES I, INC.


                                         By:    /s/ Joseph Orning
                                         Name:  Joseoh Orning
                                         Title: Vice President


Dated: June 14, 2004


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